UNITED STATES

                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2002
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


Louisiana                         0-1026                    72-6017893
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(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
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           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
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               (Registrant's telephone number,including area code)

ITEM 9. REGULATION FD DISCLOSURE

       On August 14, 2002, Whitney Holding Corporation filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report"). The Report was accompanied by a certification from the Corporation's Chief Executive Officer, William L. Marks, and its Chief Financial Officer, Thomas L. Callicutt, Jr., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of such certificate is as follows:


                     WHITNEY HOLDING CORPORATION LETTERHEAD

                           WHITNEY HOLDING CORPORATION

                             228 St. Charles Avenue
                          New Orleans, Louisiana 70130



                                 August 14, 2002

Mr. Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-0609

Dear Mr. Katz:

         Enclosed please find the Quarterly Report of Whitney Holding Corporation ("Whitney") on Form 10-Q for the period ending June 30, 2002 (the "Report"), which we are hereby submitting for filing with the Securities and Exchange Commission. Each of the undersigned, in the capacities and as of the dates indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Whitney.


Dated:  August 14, 2002                     By:/s/William L. Marks
      ------------------------                 ---------------------------------
                                               William L. Marks
                                               Chairman of the Board and
                                               Chief Executive Officer

Dated:  August 14, 2002                     By:/s/Thomas L. Callicutt, Jr.
      ------------------------                 ---------------------------------
                                               Thomas L. Callicutt, Jr.
                                               Executive Vice President and
                                               Chief Financial Officer




                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WHITNEY HOLDING CORPORATION

Date: August 14, 2002                           By:/s/Thomas L. Callicutt, Jr.
     ------------------------                      -----------------------------
                                                   Thomas L. Callicutt, Jr.
                                                   Executive Financial Officer
                                                   and Chief Financial Officer